May 5, 2016 CUMULUS MEDIA INC. 2016 First Quarter Earnings Call Presentation

Safe Harbor Statement Cautionary Note Regarding Forward-Looking Statements Certain statements in this presentation may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Such statements are statements other than historical fact and relate to our intent, belief or current expectations, primarily with respect to certain historical and our future operating, financial and strategic performance. Any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may differ from those contained in or implied by the forward-looking statements as a result of various factors including, but not limited to, risks and uncertainties relating to the need for additional funds to service our debt and to execute our business strategy; our ability to access borrowings under our revolving credit facility; our ability from time to time to renew one or more of our broadcast licenses; changes in interest rates; changes in the fair value of our investments; the timing of, and our ability to complete, any acquisitions or dispositions pending from time to time; costs and synergies resulting from the integration of any completed acquisitions; our ability to effectively manage costs; our ability to effectively grow; the popularity of radio as a broadcasting and advertising medium; changing consumer tastes; the impact of general economic conditions in the United States or in specific markets in which we currently do business; industry conditions, including existing competition and future competitive technologies and cancellation, disruptions or postponements of advertising schedules in response to national or world events; our ability to generate revenues from new sources, including local commerce and technology-based initiatives; the impact of regulatory rules or proceedings that may affect our business or any acquisitions; our ability to meet the listing standards for our Class A common stock to be listed for trading on the NASDAQ stock market; the write-off of a material portion of the fair value of our FCC broadcast licenses and goodwill from time to time; or other risk factors described from time to time in our filings with the Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2015 (the “2015 Form 10-K”) and any subsequent filings. Many of these risks and uncertainties are beyond our control, and the unexpected occurrence or failure to occur of any such events or matters could significantly alter the actual results of our operations or financial condition. Cumulus Media Inc. assumes no responsibility to update any forward-looking statement as a result of new information, future events or otherwise. 2

CUMULUS MEDIA INC. 2016 First Quarter Earnings Call Presentation 3

Q1 2016 Financial Highlights Radio Station Group Highlights • Slight revenue growth with sequential improvement throughout the quarter • $3.2 million of political primary spending Westwood One Highlights • Revenue decline of $3.0 million due to softening demand as the quarter progressed Q1 2016 Financial Performance $271.1 $268.5 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 1Q15 1Q16 N e t R e v e n u e ( $ m m ) $44.7 $41.9 $- $10.0 $20.0 $30.0 $40.0 $50.0 1Q15 1Q16 A d j u s t e d E B I T D A ( $ m m ) 4

Our continued underperformance highlights the challenges that we are addressing, which are significant but fixable with time. 5

Enhance Operational Blocking & Tackling 1 Institute Culture Initiatives 2 Drive Ratings Growth 3 Address Balance Sheet 4 Four Key Turnaround Initiatives: 6

Enhance Operational Blocking & Tackling 7

Enhance Operational Blocking & Tackling Alignment of Authority & Accountability Compensation Alignment for Senior Leadership Deliberate Shift from Command & Control to Greater Local Autonomy with Corporate Support 8

Enhance Operational Blocking & Tackling Alignment of Authority & Accountability Compensation Alignment for Senior Leadership Deliberate Shift from Command & Control to Greater Local Autonomy with Corporate Support • Capex decisions historically made centrally with no / limited local input • New effort identified all capex needs utilizing local input and bottom-up approach • Prioritized capex allocation based upon highest and best use • Resulted in expected 2016 targeted capex spend of ~$20 million Illustrative Example 9

Compensation Alignment for Senior Leadership Deliberate Shift from Command & Control to Greater Local Autonomy with Corporate Support Compensation Alignment for Senior Leadership Illustrative Example • Capex decisions made centrally with no / limited local input • Resulted in resources going to “whoever screams the loudest” • Identified all capex needs utilizing local input and bottom-up approach • Prioritized capex allocation based upon highest and best use • Expect 2016 targeted capex spend of ~$20 million reate an invest ent pool for high-impact ratings opportunities by eliminating low payoff distractions  Collabo ative process driv n by regional Radio Stati n Group SVPs  Mutually agreed upon investments based upon highest likelihood of Adjusted EBITDA generation to Company as a whole • Have invested in >15 high-impact situations to date Ill t ti lEnhance Operational Blocking & Tackling 10

Deliberate Shift from Command & Control to Greater Local Autonomy with Corporate Support Enhance Operational Blocking & Tackling Deliberate Shift from Command & Control to Greater Local Autonomy with Corporate Support • Created an investment pool for high-impact ratings opportunities by eliminating low payoff distractions • Have invested in >15 high-impact situations to date • Collaborative process driven by regional radio station group SVPs • Mutually agreed upon based upon highest likelihood of Adjusted EBITDA generation to company as a whole Illustrative Example Identified legacy CRM system as s nificant pain point • Began re-build process in Q4 based solely upon feedback from local ellers and managers Designed to maximize productivity and enhance effic e cy f activity Will ultim tely result in a powerful managem nt t ol at scale over time Ill t ti l 11

Institute Culture Initiatives 12

Institute Culture Initiatives WE ARE FOCUSED. We will make every decision, including where we direct our own work efforts, through the lens of HABU (Is this the HIGHEST AND BEST USE of our resources — our people, our time, our energies and our money?) and will ensure that we have a thoughtful plan to execute each decision and activity. WE ARE RESPONSIBLE. We will operate as a transparent and performance-based company, with all of us taking responsibility for our efforts and outcomes, celebrating our successes and their shepherds, and owning up to — and learning from — our failures. WE ARE COLLABORATIVE. We will work across departments and disciplines to proactively support each other’s efforts and endeavors. Silos will be replaced by community; secrets and unresponsiveness supplanted by constructive communication and responsiveness to each other’s needs. We will work as a team with shared goals and successes. WE ARE EMPOWERED. We will be empowered as individuals, valued for, and supported in the unique contributions we each can make. Without exception, we will contribute our talents and time to meeting challenges, fixing problems and rising to the opportunities before us. We will become more empowered individually, and therefore more powerful as a whole. 13

Tactical Initiatives to Address Culture 48-Hour Turnaround Response Time Enhanced Communication From The Top Revised Vacation & Leave Policies First Merit Increase in Nearly a Decade Institute Culture Initiatives 14

34% 36% 29% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% Total Turnover A n n u a l i z e d T u r n o v e r 2015 Full Year 2015 April YTD 2016 April YTD 30% 32% 23% Full-Time Turnover A n n u a l i z e d T u r n o v e r F Y A Y Institute Culture Initiatives 36% 42% 27% Voluntary Sales Turnover A n n u a l i z e d T u r n o v e r Year-to-Date Turnover Metrics (Through April 2016) 15

Drive Ratings Growth 16

Drive Ratings Growth Reorienting of Corporate Resources to Support and Analytical Functions Financial Reallocation Toward High-Impact Opportunities Return of Authority to Local Markets 17

Drive Ratings Growth 18

Drive Ratings Growth 19

Drive Ratings Growth 20

Jan-12, 100 Mar-15, 73 Jan-16, 83 Feb-16, 83 Mar-16, 85 70 75 80 85 90 95 100 105 Drive Ratings Growth PPM Market Ratings (Indexed to January 2012) Sources: Nielsen, BIA; Calculated as a trailing three month average of Nielsen’s P25-54, M-F, 6a-7p AQH ratings for Cumulus stations, weighted by market size, averaged across markets and indexed to January 2012 PPM markets represented ~53% of Radio Station Group Net Revenue in 2015 21

Wi15, 81 Wi16, 79 Fa11, 100 Fa14, 87 Fa15, 82 70 75 80 85 90 95 100 105 4-Book Markets 2-Book Markets Drive Ratings Growth Diary Market Ratings (Indexed to Fall 2011 Book) Sources: Nielsen, BIA; Calculated as Nielsen’s P25-54, M-F, 6a-7p AQH ratings for Cumulus stations, weighted by BIA market size, averaged across markets and indexed to the Fall 2011 ratings book Diary markets represented ~46% of Radio Station Group Net Revenue in 2015 22

Address Balance Sheet 23

Address Balance Sheet • Reviewing all available balance sheet options to maximize value • Released an 8-K on March 22nd disclosing the framework of discussions regarding a potential exchange with certain noteholders • Continuing dialogue with key stakeholders to explore strategies intended to reduce debt and secure runway 24

Enhance Operational Blocking & Tackling 1 Institute Culture Initiatives 2 Drive Ratings Growth 3 Address Balance Sheet 4 We are in the early innings of a multi-year turnaround and will continue to focus on the activities that we believe will provide a foundation for growth. 25

• Q2 overall pacing, as expected, continues to underperform the market, down mid-single digits • Radio Station Group pacing down low single digits ― National Spot performing relatively better given most immediate reaction to positive PPM trends ― Local Spot remains choppy with limited impact yet felt from turnaround initiatives • Westwood One pacing down high single digits ― Significantly weakening demand in the scatter market, which began in March, continues ― Challenges will take longer to address given new leadership and extended sales cycle 26

CUMULUS MEDIA INC. 2016 First Quarter Financial Results 27

Results for the First Quarter 2016: Net Revenue (Dollars in thousands) Three Months Ended March 31, 2016 Radio Station Group Westwood One Corporate and Other Consolidated Net revenue $ 176,476 $ 91,565 $ 489 $ 268,530 % of total revenue 65.7% 34.1% 0.2% 100.0% % change from three months ended March 31, 2015 0.5% (3.2)% (43.2)% (0.9)% Three Months Ended March 31, 2015 Radio Station Group Westwood One Corporate and Other Consolidated Net revenue $ 175,668 $ 94,549 $ 862 $ 271,079 % of total revenue 64.8% 34.9% 0.3% 100.0% 28

Results for the First Quarter 2016: Adjusted EBITDA (Dollars in thousands) Three Months Ended March 31, 2016 Radio Station Group Westwood One Corporate and Other Consolidated Adjusted EBITDA $ 43,719 $ 7,758 $ (9,544) $ 41,933 % change from three months ended March 31, 2015 (3.7)% (7.9)% (4.0)% (6.1)% Three Months Ended March 31, 2015 Radio Station Group Westwood One Corporate and Other Consolidated Adjusted EBITDA $ 45,416 $ 8,424 $ (9,177) $ 44,663 29

Results for the First Quarter 2016: Unaudited Condensed Consolidated Statement of Operations (Dollars in thousands) Three Months Ended March 31, 2016 2015 Net revenue $ 268,530 $ 271,079 Operating expenses: Content costs 100,045 100,807 Selling, general & administrative expenses 117,227 116,307 Depreciation and amortization 23,097 25,311 LMA fees 5,388 2,498 Corporate expenses 9,510 9,599 Stock-based compensation expense 878 3,863 Acquisition-related and restructuring costs 2,266 — Loss on sale of assets or stations 5 819 Total operating expenses 258,416 259,204 Operating income 10,114 11,875 Non-operating (expense) income: Interest expense (34,481) (34,984) Interest income 85 358 Other income, net 720 379 Total non-operating expense, net (33,676) (34,247) Loss before income taxes (23,562) (22,372) Income tax benefit 9,133 10,357 Net loss $ (14,429) $ (12,015) 30

Results for the First Quarter 2016: Capital Expenditures (Dollars in thousands) Three Months Ended March 31, 2016 2015 % Change Capital expenditures $ 4,161 $ 10,095 (58.8)% 31

Selected Balance Sheet Data: Capital Structure (Dollars in thousands) March 31, 2016 December 31, 2015 % Change Cash and cash equivalents $ 58,874 $ 31,657 86.0 % Term loans 1,838,940 $ 1,838,940 — % 7.75% Senior Notes 610,000 610,000 — % Total debt $ 2,448,940 $ 2,448,940 — % 32

Update on Land Sales • Under contract with a purchase price on a sliding scale — expected to be $75 mm • No revisions to latest timetable — Likely close in 2017 Washington, D.C. (WMAL-AM) Los Angeles (KABC-AM) • Under contract for $125 mm • No revisions to latest timetable — Likely close by late 2016 based upon current timeline of necessary approvals 33

Update on NASDAQ Listing Status • Received a notice in Q4 from NASDAQ regarding non- compliance with minimum bid price requirement • Effective May 4, 2016, NASDAQ approved the transfer of listing of CMLS from the NASDAQ Global Select tier to the NASDAQ Capital Market tier • Were given an additional 180-day grace period to achieve compliance with the minimum bid price requirement • Evaluating all potential avenues to achieve compliance, which could include a potential reverse stock split; no assurances can be provided of the Company’s ability to regain compliance 34

Q&A 35

APPENDIX: Financial Summary & Reconciliation to Non-GAAP Term 36

Non-GAAP Financial Measure Definition of Adjusted EBITDA Adjusted EBITDA is the financial metric utilized by management to analyze the cash flow generated by our business. This measure isolates the amount of income generated by our core operations after the incurrence of corporate, general and administrative expenses. Management also uses this measure to determine the contribution of our core operations, including the corporate resources employed to manage the operations, to the funding of our other operating expenses and to the funding of debt service and acquisitions. In addition, Adjusted EBITDA is a key metric for purposes of calculating and determining our compliance with certain covenants contained in our Credit Agreement. In deriving this measure, management excludes depreciation, amortization, and stock-based compensation expense, as these do not represent cash payments for activities directly related to our core operations. Management excludes any gain or loss on the exchange or sale of any assets or stations as they do not represent a cash transaction. Management also excludes any gain or loss on derivative instruments as they do not represent a cash transaction nor are they associated with core operations. Expenses relating to acquisitions and restructuring costs are also excluded from the calculation of Adjusted EBITDA as they are not directly related to our core operations. Management excludes any costs associated with impairment of goodwill and intangible assets as they do not require a cash outlay. Management believes that Adjusted EBITDA, although not a measure that is calculated in accordance with GAAP, nevertheless is commonly employed by the investment community as a measure for determining the market value of a media company. Management has also observed that Adjusted EBITDA is routinely employed to evaluate and negotiate the potential purchase price for media companies and is a key metric for purposes of calculating and determining compliance with certain covenants in the Credit Agreement. Given the relevance to our overall value, management believes that investors consider the metric to be extremely useful. Adjusted EBITDA should not be considered in isolation or as a substitute for net income, operating income, cash flows from operating activities or any other measure for determining the Company’s operating performance or liquidity that is calculated in accordance with GAAP. In addition, Adjusted EBITDA may be defined or calculated differently by other companies and comparability may be limited. 37

Q1 Adjusted EBITDA The following tables reconcile net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the three months ended March 31, 2016 and 2015 (dollars in thousands): Three Months Ended March 31, 2016 Radio Station Group Westwood One Corporate and Other Consolidated Net income (loss) $ 24,739 $ (2,885) $ (36,283) $ (14,429) Income tax benefit — — (9,133) (9,133) Non-operating (income) expense, including net interest expense (2) 103 33,575 33,676 LMA fees 5,388 — — 5,388 Depreciation and amortization 13,589 8,981 527 23,097 Stock-based compensation expense — — 878 878 Loss on sale of assets or stations 5 — — 5 Acquisition-related and restructuring costs — 1,559 707 2,266 Franchise and state taxes — — 185 185 Adjusted EBITDA $ 43,719 $ 7,758 $ (9,544) $ 41,933 Three Months Ended March 31, 2015 Radio Station Group Westwood One Corporate and Other Consolidated Net income (loss) $ 26,533 $ (1,208) $ (37,340) $ (12,015) Income tax expense (benefit) 35 — (10,392) (10,357) Non-operating (income) expense, including net interest expense (1) 320 33,928 34,247 LMA fees 2,498 — 2,498 Depreciation and amortization 15,532 9,312 467 25,311 Stock-based compensation expense — — 3,863 3,863 Loss on sale of assets or stations 819 — — 819 Franchise and state taxes — — 297 297 Adjusted EBITDA $ 45,416 $ 8,424 $ (9,177) $ 44,663 38

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